UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 17, 1999

                                   NEFF CORP.
             (Exact name of registrant as specified in its charter)

                         Delaware 001-14145 65-0626400
     (State or other jurisdiction (Commission File Number) (I.R.S. Employer
                    Identification of incorporation) Number)

                  3750 N.W. 87th Avenue, Miami, Florida 33178
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (305) 513-3350

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ITEM 5. OTHER EVENTS.

On December 17, 1999, Neff Corp., a Delaware corporation (the "Company"), sold all of the outstanding capital stock of its subsidiary, Neff Machinery, Inc. to Nortrax Equipment Company - Southeast, L.L.C., for $91 million, pursuant to an Amended and Restated Agreement and Plan of Merger. Nortrax is a joint venture of John Deere Construction Equipment Company and Credit Suisse First Boston Equity Partners, L.P. and affiliated investment vehicles.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.                         DOCUMENT
==========                          ========
10.1 Amended and Restated Agreement and Plan of Merger by and among Neff Corp., Neff Machinery, Inc. and Nortrax Equipment Company - Southeast, L.L.C.

10.2           Press release, dated December 22, 1999


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Neff Corp.
                                 Registrant
Date: December 30, 1999          /s/ Mark Irion
                                 Mark Irion
                                 Chief Financial Officer
                                 On behalf of the  registrant  and as Principal
                                 Financial and  Accounting Officer

                                 EXHIBIT INDEX

EXHIBIT                           DESCRIPTION
=======                           ===========

10.1 Amended and Restated Agreement and Plan of Merger by and among Neff Corp., Neff Machinery, Inc. and Nortrax Equipment Company - Southeast, L.L.C.

10.2             Press release, dated December 30, 1999